UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2017

Azure Midstream Partners, LP

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36018	46-2627595
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

12377 Merit Drive, Suite 300
Dallas, Texas 75251

(address of principal executive offices) (zip code)

(972) 674-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                  Entry into a Material Definitive Agreement.

On March 10, 2017, in accordance with the bid procedures order of the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”), Azure Midstream Partners, LP (the “Partnership”) together with certain direct and indirect subsidiaries (collectively, “Sellers”) and their counsel and advisors, in consultation with representatives of the Partnership’s secured lenders, held an auction in connection with the sale of substantially all of the Seller’s assets. After multiple rounds of bidding, BTA Gathering LLC, (“Buyer”), a wholly owned subsidiary of Enterprise Products Operating LLC, (the “Guarantor”), was declared to have won the auction by presenting the highest or otherwise best offer for such assets. Subsequently, Sellers and Buyer executed a purchase and sale agreement (“PSA”) on March 15, 2017.  The PSA was accepted by the Bankruptcy Court and incorporated into the Court’s sale order issued on March 15, 2017. Pursuant to the terms of the PSA, Sellers agreed to sell substantially all of their assets to Buyer for $189.0 million in cash, subject to certain customary purchase price adjustments.

The PSA was substantially similar to the previously executed “stalking horse” purchase and sale agreement (the “M5 Agreement”) among Sellers and M5 Midstream LLC (“M5”), which was filed as an exhibit to the Partnership’s Report on Form 8-K filed on February 15, 2017 (the “M5 Form 8-K”), with the following material differences:

•                  the purchase price was increased to $189.0 million in the PSA, from $151.1 million in the M5 Agreement; of the higher purchase price, approximately $5.5 million will be paid to M5 as a break-up fee and expense reimbursement in connection with the termination of the M5 Agreement;

•                  the $3.7 million reduction in the purchase price under the M5 Agreement, in the event that the so-called “BP Partial Assignment” was not obtained by closing, was deleted from the PSA; and

•                  Section 2.6 regarding the BP Preferential Purchase Right was revised to reduce the “Preferential Right Amount” from $23.0 million to $5.0 million.

Buyer deposited $16.0 million with an escrow agent, to be applied to the Purchase Price at closing. In the event that the closing does not occur, the deposit will be paid to Sellers in certain cases and to Buyer in other cases. The PSA contains customary representations, warranties, covenants and conditions. Sellers and Buyer anticipate the closing of the transactions contemplated under the PSA to occur within three business days after the satisfaction or waiver of Buyer’s and Sellers’ conditions to closing, which is expected to occur prior to May 1, 2017.

The PSA may be terminated, subject to certain exceptions: (i) upon mutual written consent of the parties; (ii) in the event of a final and non-appealable order by a governmental authority prohibiting the consummation of the transactions contemplated under the PSA; (iii) if the sale order is vacated, modified or supplemented in a manner that is material and adverse to either Sellers or Buyer; (iv) if the closing has not occurred on or prior to May 1, 2017; (v) if Sellers’ bankruptcy cases are converted to Chapter 7 cases, dismissed, or a trustee is appointed under Chapter 11; (vi) in the event of certain material breaches by a party of representations and warranties or covenants that remain uncured; and (vii) if an alternative transaction is consummated.

As part of the Court’s sale order on March 15, 2017 the Court declared the M5 Agreement, as modified to reflect a higher purchase price of $188.0 million, to be the back-up bid as specified in the bid procedures order.

The summary of the PSA and the M5 Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the PSA and the M5 Agreement, respectively, which are filed as Exhibit 10.1 hereto and Exhibit 10.1 to the M5 Form 8-K, respectively, and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K includes “forward-looking statements.” All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. Terminology such as “will,” “would,” “should,” “could,” “expect,” “anticipate,” “plan,” “project,” “intend,” “estimate,” “believe,” “target,” “continue,” “potential,” the negative of such terms or other comparable terminology are intended to identify forward-looking statements.  These statements include, but are not limited to, statements about financial restructuring or strategic alternatives and the Partnership’s expectations of plans, goals, strategies (including measures to implement strategies), objectives and anticipated results with respect thereto.  These statements are based on certain assumptions made by the Partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances, but such assumptions may prove to be inaccurate. Such statements are also subject to a number of risks and uncertainties, many of which are beyond the control of the Partnership, which may cause the Partnership’s actual results to differ materially from those implied or expressed by the forward-looking statements.  These include risks and uncertainties relating to, among other things: the ability to confirm and consummate a plan of reorganization; the bankruptcy process, including the effects thereof on Partnership’s business and on the interests of various constituents, the length of time that the Partnership may be required to operate in bankruptcy and the continued availability of operating capital during the pendency of such proceedings; third party motions in any bankruptcy case, which may interfere with the ability to confirm and consummate a plan of reorganization; the potential adverse effects of bankruptcy proceedings on the Partnership’s liquidity or results of operations; increased costs to execute a sale of the Partnership’s assets; risks related to the Partnership’s ability to generate sufficient cash flow and to make payments on its obligations and to execute a sale transaction; the Partnership’s ability to access funds on acceptable terms, if at all, because of the terms and conditions governing the Partnership’s indebtedness or otherwise; the uncertainty of the impact that any sale or financial restructuring implemented will have on the market for the Partnership’s publicly traded securities; tax consequences of business transactions; and changes in commodity prices. Please read the Partnership’s filings with the SEC, including “Risk Factors” in the Partnership’s Annual Report on Form 10-K, and if applicable, the Partnership’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available on the Partnership’s Investor Relations website at http://phx.corporate-ir.net/phoenix.zhtml?c=253822&p=irol-sec. or on the SEC’s website at http://www.sec.gov, for a discussion of risks and uncertainties that could cause actual results to differ from those in such forward-looking statements.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by these cautionary statements. Except as required by law, the Partnership undertakes no obligation and does not intend to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Item 9.01                       Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

10.1

Purchase and Sale Agreement dated as of March 10, 2017 by and among Azure Midstream Partners, LP, Azure TGG, LLC, Talco Midstream Assets, Ltd., Azure ETG, LLC, Marlin Midstream, LLC, and Turkey Creek Pipeline, LLC, as Sellers, and BTA Gathering LLC, as Buyer, and Enterprise Products Operating LLC, as Guarantor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2017	AZURE MIDSTREAM PARTNERS, LP

By: Azure Midstream Partners GP, LLC, the General Partner of Azure Midstream Partners, LP

	By:	/s/ Amanda Bush
Amanda Bush
Chief Financial Officer

Item 9.01                       Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

10.1

Purchase and Sale Agreement dated as of March 10, 2017 by and among Azure Midstream Partners, LP, Azure TGG, LLC, Talco Midstream Assets, Ltd., Azure ETG, LLC, Marlin Midstream, LLC, and Turkey Creek Pipeline, LLC, as Sellers, and BTA Gathering LLC. As Buyer, and Enterprise Products Operating, LLC, as Guarantor.